Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Safco Investment Holding Corp. (the “Company”) for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Henry Lee, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report, fairly represents in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2014	By:	/s/ Henry Lee
Henry Lee
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)